SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 20, 1998


                           THE NATIONAL REGISTRY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-2027                95-4346070
----------------------------  ------------------------   -------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)


             2502 ROCKY POINT DRIVE, SUITE 100, TAMPA, FLORIDA 33607
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (813) 636-0099


                                    NO CHANGE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 1.     CHANGE IN CONTROL OF REGISTRANT

            Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not applicable.

ITEM 5.     OTHER EVENTS

            The attached exhibit is incorporated by reference herein, and the description set forth below is qualified in its entirety by reference to such exhibit.

            On May 20, 1998, The National Registry Inc. (the "Company") issued a press release announcing certain management changes.

            On May 27, 1998, the Company effected the previously announced one-for-six reverse split of its common stock for holders of record thereof as of the close of business on May 26, 1998.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits

            The exhibit listed on the Exhibit Index on page 4 is filed as part of this Report.

ITEM 8.     CHANGE IN FISCAL YEAR

            Not applicable.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE NATIONAL REGISTRY INC.

Date:  May 29, 1998

                                    By: /s/ JEFFREY P. ANTHONY
                                        ----------------------
                                        Jeffrey P. Anthony
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT                                           PAGE NO.
-------                                           --------

99.1        Press release dated May 20, 1998.         5


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